UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

July 6, 2009

SENSIVIDA MEDICAL TECHNOLOGIES, INC.
---------------
(Exact Name of Registrant as Specified in Charter)

New Jersey	0-7405	22-1937826
-----------	-------------	--------------------
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Ridgeland Road Henrietta New York	14623
--------------------
(Address of principal executive offices)	(Zip Code)

(585)-413-9080
--------------
(Registrant's telephone number)

MEDISCIENCE TECHNOLOGY CORP.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 3, 2009 the Registrant,  and consultant Dr. John Condemi  entered into a two year agreement commencing as of its effective date wherein the Company engaged  consultant in a long-term  working relationship with an initial term of two years as Registrants key Medical Advisor and Consultant to provide clinical expertise and insights as well as advice and counsel on product development matters for agreed to compensation in accordance with terms and conditions contained in their agreement,  Exhibit 10.1

The terms of the agreement described above are only a summary of its terms and are qualified in their entirety by reference to the agreement which is attached hereto as Exhibit 10.1 and incorporated by reference into this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

Registrant will issue a total of one hundred thousand (100,000) of its common shares    to consultant as follows:  initial 50,000 shares on the execution date of this agreement (2009);   second 50,000 common shares to be issued on agreements second year anniversary date year 2010.   All shares excepted by Consultant at market close valuation of May 20, 2009 of one dollar ($1.00) per share with   legend as Restricted per SEC rule 144.   Additionally if consultants efforts on behalf of Registrant result in out-licensing the Allergy application or a Board approved sale of the Allergy technology, then consultant shall be entitled and receive a "Lehman Formula" Finders fee, i.e. 5% of the first million dollars involved in the transaction 4% of the second million involved in the transaction 3% of the third million involved in the transaction 2% of the fourth million involved in the transaction

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

10.1 Summary of Consulting Agreement dated as of June 15, 2009 between Registrant and Consultant

THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into this day of  July 3, 2009 (the "Effective Date") by and between SensiVida Medical Technologies, a New Jersey corporation duly organized under law and having an usual place of business at 77 Ridgeland Road, Henrietta, NY 14623 (hereinafter referred to as the “Company") and Dr. John Condemi of Allergy Asthma Immunology of Rochester PC, 300 Meridian Centre, STE 300, Rochester, NY 14618 (herein after referred to as the "Consultant").

WHEREAS, the Company wishes to engage the Consultant to provide the services described herein in a long-term close working relationship as our key Medical Advisor and Consultant agreeing herein to provide clinical expertise and insights as well as advice and counsel on micro-needle and optical imaging based minimally invasive Allergy test product development matters for agreed to compensation in accordance with the terms and conditions contained in this Agreement,

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, accepted and agreed to, the Company and Consultant, intending to be legally bound per the Law of the State of New York, agree to the terms set forth below.

1. TERM.
Commencing as of the Effective Date, and continuing for a period of two (2)
Years (the “Term”), unless earlier terminated pursuant to Article 4 hereof, the Consultant agrees that he will serve as a consultant to the Company.  This Agreement may be renewed or extended for any period as may be agreed by the parties.

2. DUTIES AND SERVICES.
  (a) Consultant's duties and responsibilities shall be (collectively, the “Duties” or “Services”).
  (b) Consultant agrees that during the Term he will provide consultation and/or clinical services at the rates specified in Section 3.  The Company will periodically provide the Consultant with a schedule of the requested services, responsibilities and deliverables for the applicable period of time.
  (c) Consultant represents and warrants to the Company that he is under no contractual or other restrictions or obligations which are inconsistent with the execution of this Agreement, or which will interfere with the performance of his Duties.  Consultant represents and warrants that the execution and performance of this Agreement will not violate any policies or procedures of any other person or entity for which he performs Services concurrently with those performed herein.
  (d) In performing the Services, Consultant shall comply, to the best of his knowledge, with all business conduct, regulatory and health and safety guidelines established by the Company for any governmental regulatory agency/authority with respect to the Company’s business.
  (e) Consultant shall submit invoices on a monthly basis, a listing of his hours, the Duties performed and a summary of his activities.
  (f) Consulting Fee shall be paid within thirty (30) days of the Company’s receipt of the report and invoice.
  (g) Consultant shall be entitled to prompt reimbursement for all pre-approved expenses incurred in the performance of his Duties.
  (h) Consultant agrees that all services will be rendered by him as an independent contractor and that this agreement does not create an employer – employee relationship between the consultant and the company. The consultant shall have no right to receive any employee benefits including, but not limited to, health and accident insurance, life insurance, sick leave and/or vacation. Consultant agrees to pay all taxes including, taxes due in respect of the consulting fee and to indemnify the company in the event the company is required to pay any such taxes on behalf of the consultant.

3. CONSULTING FEE.

 1. SensiVida will compensate you for performing any product development (e.g., dose response) clinical trial or any FDA mandated clinical trial @ $ XXXXX per patient.

2. SensiVida will compensate you @ $XXXXX per hour for any consultation services that the company will request from time to time.

3. As a key member of our team, SensiVida will issue you with one hundred thousand (100,000) SensiVida Medical Technologies Inc (OTCBB: SVMT) common shares excepted by consultant at Market close valuation of May 20, 2009 of One Dollar ($1) per share with legend as Restricted per SEC Rule 144 with an expected minimum holding period of one year post receipt. The common shares will be issued as follows: initial 50,000 shares on the execution date of this agreement (2009); second 50,000 common shares to be issued on this agreements second year anniversary date of year 2010.

4. Finally, if your direct documented company approved personal efforts on behalf of the company result in out-licensing the Allergy application or a Board approved sale of the Allergy technology, then we would pay you a "Lehman Formula" Finders fee.
In the event you satisfy this paragraph four (4) mentioned above, then in addition to your “Lehman Formula” Finders fee entitlement, all 100,000 common shares referred to above shall be immediately issued to you.

4. EARLY TERMINATION OF THE TERM.
    (a) If the Consultant voluntarily ceases performing his Duties, becomes physically or mentally unable to perform his Duties, or is terminated for cause, then, in each instance, the Consulting Fee shall cease and terminate as of such date. Any termination “For Cause” shall be made in good faith by the Company’s Board of Directors.
   (b) This Agreement may be terminated without cause by either party upon not less than thirty (30) days prior written notice by either party to the other.
   (c) Upon termination under Sections 4(a) or 4(b), neither party shall have any further obligations under this Agreement, except for the obligations which by their terms survive this termination as noted in Section 16 hereof.  Upon termination and, in any case, upon the Company’s request, the Consultant shall return immediately to the Company all Confidential Information, as herein after defined, and copies thereof.

5. PROPRIETARY RIGHTS. (a) Definitions: For the purposes of this Article 5, the terms set forth below shall have the following meanings:

(i) Concept and Ideas:  Those concepts and ideas disclosed by the Company to Consultant or which are first developed by Consultant during the course of the performance of

Services hereunder and which relate to the Company' present, past or prospective business activities, services, and products, all of which shall remain the sole and exclusive property of the Company.  .
(ii) Confidential Information:   For the purposes of this Agreement, Confidential Information shall mean and collectively include: all information relating to the business, plans and/or technology of the Company including, but not limited to technical information including inventions, methods, plans, processes, specifications, characteristics, assays, raw data, scientific preclinical or clinical data, records, databases, formulations, clinical protocols, equipment design, know-how, experience, and trade secrets; developmental, marketing, sales, customer, supplier, consulting relationship information, operating, performance, and cost information; computer programming techniques whether in tangible or intangible form, and all record bearing media containing or disclosing the foregoing information and techniques including, written business plans, patents and patent applications, grant applications, notes, and memoranda, whether in writing or presented, stored or maintained in or by electronic, magnetic, or other means.
(iii) Notwithstanding the foregoing:   the term “Confidential Information” shall not
include any information which:
      (a) can be demonstrated to have been in the public domain or was publicly known or available prior to the date of the disclosure to Consultant;
      (b) can be demonstrated in writing to have been rightfully in the possession of Consultant prior to the disclosure of such information to Consultant by the Company;
      (c) becomes part of the public domain or publicly known or available by publication or   otherwise, not due to any unauthorized act or omission on the part of Consultant; or
      (d) is supplied to Consultant by a third party without binder of secrecy, so long as that such third party has no obligation to the Company or any of its affiliated companies to maintain such information in confidence.
      (e) Non-Disclosure to Third Parties:   Except as required by Consultant's Duties, Consultant shall not, at any time now or in the future, directly or indirectly, use, publish, disseminate or otherwise disclose any Confidential Information, Concepts, or Ideas to any third party without the prior written consent of the Company which consent may be denied in each instance and all of the same, together with publication rights, shall belong exclusively to the Company.
      (f) Documents, etc:  All documents, diskettes, tapes, procedural manuals, guides, specifications, plans, drawings, designs and similar materials, lists of present, past or prospective customers, customer proposals, invitations to submit proposals, price lists and data relating to the pricing of the Company' products and services, records, notebooks and all other materials containing Confidential Information or information about Concepts or Ideas (including all copies and reproductions thereof), that come into Consultant's possession or control by reason of Consultant's performance of the relationship, whether prepared by Consultant or others:
             (a) are the property of the Company,
             (b) will not be used by Consultant in any way other than in connection with the performance of his Duties,
             (c) will not be provided or shown to any third party by Consultant, unless agreed to by the company, and

             (d) at the termination (for whatever reason), of Consultant's relationship with the Company, will be left with, or forthwith returned by Consultant to the Company.
             (e) Patents, etc:   The Consultant agrees that the Company is and shall remain the exclusive owner of the Confidential Information and Concepts and Ideas.  Any interest in patents, patent applications, inventions, technological innovations, trade names, trademarks, service marks, copyrights, copyrightable works, developments, discoveries, designs, processes, formulas, know-how, data and analysis, whether registrable or not ("Developments"), which Consultant, as a result of rendering Services to the Company under this Agreement, may conceive or develop, shall: forthwith be brought to the attention of the Company by Consultant and   belong exclusively to the Company. No License or conveyance of any such rights to the consultant is granted or implied under this agreement.
            (f) Assignment:  Consultant hereby assigns and, to the extent any such assignment cannot be made at present, hereby agrees to assign to the Company, without further compensation, all of his/her right, title and interest in and to all Concepts, Ideas, and Developments. The Consultant will execute all documents and perform all lawful acts which the Company considers necessary or advisable to secure its rights hereunder and to carry out the intent of this Agreement.

6. EQUITABLE RELIEF. Consultant agrees that any breach of Article 6 above by him would cause irreparable damage to the Company and that, in the event of such breach, the Company shall have, in addition to any and all remedies of law, the right to an injunction, specific performance or other equitable relief to prevent the violation or threatened violation of Consultant's obligations hereunder.

7. WAIVER. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of the same or any other provision hereof.  All waivers by the Company shall be in writing.

8. SEVERABILITY; REFORMATION.  In case any one or more of the provisions or parts of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement; and this Agreement shall, to the fullest extent lawful, be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provision or part reformed so that it would be valid, legal and enforceable to the maximum extent possible. Without limiting the foregoing, if any provision (or part of provision) contained in this Agreement shall for any reason be held to be excessively broad as to duration, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the fullest extent compatible with then existing applicable law.

9. ASSIGNMENT. The Company shall have the right to assign its rights and obligations under this Agreement to a party which assumes the Company' obligations hereunder. Consultant shall not have the right to assign his rights or obligations under this agreement without the prior written consent of the company. This Agreement shall be binding upon and inure to the benefit of the Consultant's heirs and legal representatives in the event of his death or disability.

10. HEADINGS. Headings and subheadings are for convenience only and shall not be deemed to be a part of this Agreement.

11. AMENDMENTS. This agreement may be amended or modified, in whole or in part, only by an instrument in writing signed by all parties hereto. Any amendment, consent, decision, waiver or other action to be made, taken or given by the Company with respect to the Agreement shall be made, taken or given on behalf of the Company only by authority of the Company’s Board of Directors.

12. NOTICE: Any notices or other communications required hereunder shall be in writing and shall be deemed given when delivered in person or when mailed, by certified or registered first class mail, postage prepaid, return receipt requested, addressed to the parties at their addresses specified in the preamble to this Agreement or to such other addresses of which a party shall have notified the others in accordance with the provisions of this Section 12.

13. COUNTERPARTS:  This Agreement may be executed in two or more counterparts, each of which shall constitute an original and all of which shall be deemed a single agreement.

14. CHOICE OF LAW/FORUM/PERSONAL AND SUBJECT MATTER JURISDICTION: This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of laws.  The parties hereto agree to be bound by and under New York State Law and to submit any and all disputes of whatsoever kind to the American Arbitration association of New York, in Rochester NY consenting to personal jurisdiction and to service of process by notice sent by regular mail to the address set forth above and/or by any means authorized by New York law.

15. SURVIVAL:  The provisions of Sections 6 to 9 and 14 to 15 of this Agreement shall survive the expiration of the Term or the termination of this Agreement.  This Agreement supersedes all prior agreements, written or oral, between the Company and the Consultant relating to the subject matter of this Agreement.

EXECUTED, under seal effective as of July 6, 2009 the parties hereto intending to be legally bound.

Consultant	SensiVida Medical Technologies, Inc.
By s/ Dr. John Condemi	By / Kamal Sarbadhikari
Dr. John Condemi	CEOKamal Sarbadhikari

SS#_____________________	SS#________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIVIDA MEDICAL TECHNOLOGIES, INC.

Date: JULY 6, 2009	By:	/s/Kamal Sarbadhikari
[Missing Graphic Reference] Kamal Sarbadhikari
President